Supplement dated May 1, 2005 to Prospectus dated April 11, 2005

THE GUARDIAN INVESTOR INCOME ACCESS

The following information should be read in conjunction with the Prospectus dated April 11, 2005 for The Guardian Investor Income Access variable annuity issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account Q. This Supplement modifies the Prospectus and should be retained with the Prospectus for future reference.

1.	The following variable investment option name changes are effective May 1, 2005:

—	AllianceBernstein Large Cap Growth Portfolio (formerly AllianceBernstein Premier Growth Portfolio)

—	AllianceBernstein Global Technology Portfolio (formerly AllianceBernstein Technology Portfolio)

—	MFS Research Bond Series (formerly MFS Bond Series)

All references to these variable investment options on the cover page and on pages 11, 12, 14, 42 and 43 of the prospectus should reflect this change.

2.	Page 12 of the Prospectus is amended by deleting the information for the funds referenced below and substituting it with the following information:

Fund	Investment objectives	Typical investments

MFS Research Bond Series (formerly MFS Bond Series)	Total return (a high level of current income and long-term growth of capital)	Fixed income securities such as corporate bonds, U.S. government securities and mortgage-backed and asset-backed securities
MFS Emerging Growth Series	Long-term growth of capital	Common stocks and related securities, such as preferred stock, convertible securities, and depository receipts for those securities of emerging growth companies of any size
MFS Investors Trust Series	Long-term growth of capital with a secondary objective to seek reasonable current income	Common stocks and related securities, such as preferred stock, convertible securities, and depository receipts issued by U.S. and foreign companies
MFS New Discovery Series	Capital appreciation	Equity securities of emerging growth companies that offer companies that offer superior prospects for growth, both U.S. and foreign
MFS Strategic Income Series	High current income and secondary objective is significant capital appreciation	U.S. and foreign government securities, corporate bonds and mortgage-backed and asset-backed securities